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                                                                    EXHIBIT 10.2


                                    AMENDMENT
                                       TO
                APACHE CORPORATION MONEY PURCHASE RETIREMENT PLAN

         Apache Corporation ("Apache") sponsors the Apache Corporation Money Purchase Retirement Plan (the "Plan"). In section 9.4 of the Plan, Apache reserved the right to amend the Plan from time to time. Apache hereby exercises the right to amend the Plan by making the following changes to the Plan, effective January 1, 2002.

                             NEW RULES FOR ROLLOVERS

SECTION 1.5(b)(i) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                           (i) Rollover Contributions to any defined
                  contribution plan maintained by the Company or an Affiliated Entity;

THE FOLLOWING SECTION 1.35A SHALL BE ADDED TO THE PLAN.

         1.35A "Rollover Contribution" means the following.

                  (a) Direct Transfers. A Rollover Contribution includes a direct transfer to a defined contribution plan by a Covered Employee of an eligible rollover distribution from:

                           (i) a qualified plan described in Code section 401(a)
                  (including after-tax contributions),

                           (ii) a qualified annuity plan described in Code
                  section 403(a) (including after-tax contributions),

                           (iii) an annuity contract described in Code section
                  403(b) (including after-tax contributions), or

                           (iv) an eligible plan under Code section 457(b) that
                  is maintained by an eligible employer described in Code
                  section 457(e)(1)(A) (which generally includes state or local governments).

                  (b) Regular Rollovers. A Rollover Contribution includes a contribution to a defined contribution plan by a Covered Employee of an eligible rollover distribution from:

                           (i) a qualified plan described in Code section 401(a)
                  (excluding after-tax contributions),

                           (ii) a qualified annuity plan described in Code
                  section 403(a) (excluding after-tax contributions),

                           (iii) an annuity contract described in Code section
                  403(b) (excluding after-tax contributions), or

                           (iv) an eligible plan under Code section 457(b) that
                  is maintained by an eligible employer described in Code
                  section 457(e)(1)(A) (which generally includes state and local governments).


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                  (c) Rollovers from IRAs. A Rollover Contribution includes a contribution to a defined contribution plan by a Covered Employee of the portion of a distribution from an individual retirement account or annuity described in Code section 408(a) or 408(b) that is eligible to be rolled over and that would otherwise be included in the Covered Employee's gross income.

SECTION 6.5 SHALL BE REPLACED IN ITS ENTIRETY WITH THE FOLLOWING.

         6.5 Direct Rollover Election.

                  (a) General Rule. A Participant, an Alternate Payee who is the Spouse or former Spouse of the Participant, or a surviving Spouse of a deceased Participant (collectively, the "distributee") may direct the Trustee to pay all or any portion of his "eligible rollover distribution" to an "eligible retirement plan" in a "direct rollover." This direct rollover option is not available to other Account Owners (non-Spouse beneficiaries and Alternate Payees who are not the Spouse or former Spouse of the Participant). Within a reasonable period of time before an eligible rollover distribution, the Committee shall inform the distributee of this direct rollover option, the appropriate withholding rules, other rollover options, the options regarding income taxation, and any other information required by Code section 402(f). The distributee may waive the usual 30-day waiting period before receiving a distribution, and elect to receive his distribution as soon as administratively practicable after completing and filing his distribution election.

                  (b) Definition of Eligible Rollover Distribution. An eligible rollover distribution is any distribution or in-service withdrawal other than (i) distributions required under Code section 401(a)(9),
         (ii) distributions of amounts that have already been subject to federal income tax (such as defaulted loans or after-tax voluntary contributions), other than a direct transfer to (A) another retirement plan that meets the requirements of Code sections 401(a) or 403(a), or
         (B) an individual retirement account or annuity described in Code section 408(a) or 408(b), (iii) installment payments in a series of substantially equal payments made at least annually and (A) made over a specified period of ten or more years, (B) made for the life or life expectancy of the distributee, or (C) made for the joint life or joint life expectancy of the distributee and his designated beneficiary, (iv) a distribution to satisfy the limits of Code section 415 or 402(g), or
         (v) any other actual or deemed distribution specified in the regulations issued under Code section 402(c).

                  (c) Definition of Eligible Retirement Plan. An eligible retirement plan is an individual retirement account or annuity described in Code section 408(a) or 408(b), an annuity plan described in Code section 403(a), an annuity contract described in Code section 403(b), an eligible plan under Code section 457(b) that is maintained by an eligible employer described in Code section 457(e)(1)(A) (which generally includes state and local governments), or the qualified trust of a defined contribution plan described in Code section 401(a), that accepts eligible rollover distributions.

                  (d) Definition of Direct Rollover. A direct rollover is a payment by the Trustee to the eligible retirement plan specified by the distributee.

                     CHANGE TO THE LIMIT IN CODE SECTION 415

SECTION 3.4(a) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                  (a) The Annual Additions to a Participant's Account(s) in this Plan and to his or her accounts in any other defined contribution plans maintained by the Company or an Affiliated Entity for any Limitation Year shall not exceed in the aggregate the lesser of (i) $40,000 (as adjusted by the Secretary of the Treasury), or (ii) 100% of the Participant's Compensation. The limit in paragraph (ii) shall not apply to any contribution for medical benefits (within the meaning of Code section 419A(f)(2)) after separation from service that is treated as an Annual Addition.


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                            Change in Top-Heavy Rules

THE FIRST SENTENCE OF SECTION 11.2 SHALL BE AMENDED BY REPLACING THE PHRASE "WHO TERMINATED EMPLOYMENT WITHIN FIVE YEARS OF THE DETERMINATION DATE" WITH THE PHRASE "WHO TERMINATED EMPLOYMENT WITHIN ONE YEAR OF THE DETERMINATION DATE."

THE THIRD SENTENCE OF SECTION 11.2 SHALL BE REPLACED BY THE FOLLOWING.

         For purposes of determining the account balance of any Participant, (a) the balance shall be determined as of the Determination Date, (b) the balance shall also include any distributions to the Participant during the one-year period ending on the Determination Date, and (c) the balance shall also include, for distributions made for a reason other than separation from service or death or disability, any distributions to the Participant during the five-year period ending on the Determination Date.

THE THIRD-FROM-THE-LAST SENTENCE OF SECTION 11.2 SHALL BE REPLACED BY THE FOLLOWING.

         If one or more of the plans required or permitted to be aggregated with this Plan is a defined benefit plan, a Participant's "account balance" shall mean the present value of the Participant's accrued benefit.

THE LAST SENTENCE OF SECTION 11.4 SHALL BE REPLACED WITH THE FOLLOWING.

         If the Participant participates in both this Plan and the Apache Corporation 401(k) Savings Plan, then the Participant's minimum allocation to this Plan shall be reduced by any allocation of "Company Contributions" or forfeitures treated as Company Contributions that he or she receives in that plan for the Plan Year.

                                  MISCELLANEOUS

THE PHRASE "CODE SECTIONS 125, 132(f)(4), 402(e)(3), 402(h), 403(b), 408(p), OR
457" IN SECTION 1.11(a) AND 1.11(b) SHALL BE REPLACED BY THE PHRASE "CODE SECTIONS 125, 132(f)(4), 402(e)(3), 402(h), 403(b), 408(p), 414(u)(2)(C),
414(v)(6)(B), OR 457."

THE FOLLOWING NEW PHRASE SHALL BE ADDED TO THE END OF THE LAST SENTENCE OF
SECTION 1.5(b), AND THE WORD "OR" IMMEDIATELY PRECEDING SECTION 1.5(b)(v) SHALL BE DELETED.

         , or (vi) salary deferrals within the meaning of Code sections 414(u)(2)(C) or 414(v)(6)(B).

SECTION 8.2(a) SHALL BE REPLACED IN ITS ENTIRETY BY THE FOLLOWING.

                  (a) Except as provided in subsection (b) below, (i) all taxes upon or in respect of the Trust shall be paid by the Trustee out of the Trust assets, and all expenses of administering the Plan and Trust shall be paid out of the Trust assets, to the extent permitted by law and to the extent such taxes and expenses are not paid by the Company or the Account Owner, and (ii) the Committee shall have full discretion to determine how to allocate taxes and expenses among Accounts. No fiduciary shall receive any compensation for services rendered to the Plan if the fiduciary is being compensated on a full time basis by the Company.


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SECTION 13.1(c) SHALL BE DELETED.



                               EXECUTED this 27th day of December, 2001.

                                       APACHE CORPORATION


                                       By: /s/ Jeffrey M. Bender
                                           ------------------------------------

                                       Title: Vice President, Human Resources
                                              ---------------------------------






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